VOYA INVESTORS TRUST

Voya Large Cap Value Portfolio

VY® T. Rowe Price Equity Income Portfolio

(each, a “Disappearing Portfolio” and together, the “Disappearing Portfolios”)

Supplement dated August 8, 2025

to each Disappearing Portfolio’s Prospectus, as supplemented, and related Statement of Additional

Information, as supplemented, each dated May 1, 2025

On May 15, 2025, the Board of Trustees of Voya Investors Trust (the “Board”) approved proposals to reorganize each Disappearing Portfolio with and into the following “Surviving Fund” (each, a “Reorganization” and together, the “Reorganizations”):

Disappearing Portfolios	Surviving Fund
Voya Large Cap Value Portfolio	Voya Large Cap Value Fund
VY® T. Rowe Price Equity Income Portfolio	(a series of Voya Equity Trust)

Each proposed Reorganization is subject to approval by the shareholders of the relevant Disappearing Portfolio. A proxy statement/prospectus detailing the proposed Reorganizations is expected to be mailed to the Disappearing Portfolios’ shareholders on or about November 7, 2025, and a combined shareholder meeting is scheduled to be held on or about January 6, 2026. The Disappearing Portfolios will notify their shareholders if shareholder approval of a proposed Reorganization is not obtained. If shareholder approval of the proposed Reorganizations is obtained, it is expected that the proposed Reorganizations will take place on or about February 6, 2026 (the “Closing Date”).

If shareholders of the Disappearing Portfolios approve the proposed Reorganizations, from the close of business on January 23, 2026 through the close of business on February 6, 2026, the Disappearing Portfolios will be in a “transition period” during which time the Disappearing Portfolios’ holdings will, to the extent necessary, be aligned with those of the Surviving Fund. During this time, the Disappearing Portfolios may not be pursuing their investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in buy and sell transactions and such transactions may be made at a disadvantageous time.

Please note that the Disappearing Portfolios are not offered directly to the public. Purchase and sale of shares of the Disappearing Portfolios may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. The Surviving Fund is offered directly to the public and eligibility to invest in the Surviving Fund is not restricted in the same manner as the Disappearing Portfolios. As a result, the Surviving Fund may not be appropriate for certain shareholders investing under Variable Contracts. Additional information will be provided in the forthcoming proxy statement/prospectus.

Following the Reorganizations, the Disappearing Portfolios’ shareholders will hold shares of the Surviving Fund. For more information regarding the Surviving Fund, please contact a Shareholder Services representative at (800) 992-0180 or your financial professional.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

THIS SUPPLEMENT SUPERSEDES THE SUPPLEMENTS DATED MAY 29, 2025 AND

AUGUST 8, 2025